UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
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☐	Soliciting Material Pursuant to §240.14a-12

OSTEOLOGIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OSTEOLOGIX, INC.
(Name of Registrant as Specified In Its Charter)
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2010
TO THE STOCKHOLDERS OF OSTEOLOGIX, INC:
The Annual Meeting of the Stockholders of Osteologix, Inc., a Delaware corporation, will be held on June 14, 2010, at 10:00 am, Eastern Daylight Time, in our offices located at 4415 Cox Road, Glen Allen, VA 23060, and at any adjournment thereof for the following purposes:
1.	To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of Witt Mares, PLC, as the company’s independent registered public accounting firm for the year ending December 31, 2010.
3.	To transact any other business as may properly be presented at the annual meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on April 26, 2010, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.
Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the annual meeting.
YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 14, 2010

By Order of the Board of Directors,
/s/ PHILIP J. YOUNG
Name:	Philip J. Young
Title:	President and Chief Executive Officer
Dated: April 30, 2010

OSTEOLOGIX, INC.
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2010
INTRODUCTION
We are furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders of Osteologix, Inc. to be held on June 14, 2010 at 10:00 am, Eastern Daylight Time, in our offices located at 4415 Cox Road, Glen Allen, VA 23060 and at any adjournments or postponements thereof. These materials, including our Form-10K filed March 31, 2010, are being mailed to stockholders on or about May 10, 2010. Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. The proxy statement and our Annual Report on Form 10-K report are available at http://www.cstproxy.com/osteologix/2010.
SOLICITATION AND REVOCATION
Proxies in the form enclosed are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. Any proxy given in response to this solicitation and received in time for our annual meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted
•	“FOR” the election of the nominees listed below under “Election of Directors,”

•	“FOR” the ratification of Witt Mares, PLC, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010
If any other matters are properly presented at our annual meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at our annual meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at our annual meeting does not alone serve to revoke his or her proxy.
QUORUM; BROKER NON-VOTES
The presence, in person or by proxy, of a majority of our shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock (a “broker non-vote”). Brokers who have not received instructions from the beneficial owner of the shares may vote in their discretion only on “routine matters.” At this annual meeting, only Proposal 2, the ratification of our independent registered public accounting firm is considered a routine matter. Broker non-votes will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum. For more information on this topic, see the SEC Investor Alert issued in February 2010 entitled “New Shareholder Voting Rules for the 2010 Proxy Season” at http://www.sec.gov/investor/alerts/votingrules2010.htm.
GENERAL INFORMATION ABOUT VOTING
WHO CAN VOTE?
You can vote your shares of common stock if our records show that you owned the shares on April 26, 2010, or the Record Date. As of the close of business on the Record Date, a total of 31,476,339 shares of common stock are entitled to vote at our annual meeting. Each share of common stock is entitled to one (1) vote on matters presented at our annual meeting.

HOW DO I VOTE BY PROXY?
Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at our annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.
The enclosed proxy, when properly signed and returned to us, will be voted by the proxy holders at the annual meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.
WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?
The matters described in this proxy statement are the only matters we know of that will be voted on at our annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.
CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?
Yes. A proxy card may be revoked by a stockholder at any time before its exercise at our annual meeting by giving Philip J. Young, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at our annual meeting and electing to vote in person.
CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?
Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend our annual meeting and vote your shares in person.
HOW ARE VOTES COUNTED?
We will hold our annual meeting if holders of a majority of the shares of common stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.
The election of directors under Proposal 1 will be by the vote of a plurality of the shares of common stock voted. Proposal 2 shall be approved if the number of votes cast for ratification exceeds the number of votes cast against ratification. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon. Abstentions will not have an effect on Proposal 1 or Proposal 2.
Brokers holding shares of our common stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of our independent registered public accounting firm.
WHO PAYS FOR THIS PROXY SOLICITATION?
We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.
GENERAL INFORMATION ABOUT THE PROPOSALS
WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?
In proposal 1, we are seeking the election of five directors to serve on our board of directors until the next Annual Meeting of Stockholders and until their successors are elected and qualified.
WHY IS OSTEOLOGIX, INC. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?
PROPOSAL NO. 1: The General Corporation Law of the State of Delaware requires corporations to hold elections for directors each year.
PROPOSAL NO. 2. We appointed Witt Mares, LLC to serve as our independent auditors during fiscal year 2010. We elect to have our stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS
Stockholders entitled to notice of, and to vote at our annual meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at our annual meeting. At the close of business on the Record Date there were 31,476,339 shares of common stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of common stock is entitled to one (1) vote on each matter to be voted upon at our annual meeting. Holders of common stock are not entitled to cumulate their votes for the election of directors.

BOARD OF DIRECTORS
Set forth below are the names, ages and certain biographical information relating to our board of directors:

Name of Director	Director since	Age	Position

John M. Barberich	2009	52	Chairman and Director

Jeremy Curnock Cook	2006	60	Director

Klaus Eldrup-Jørgensen, M.D.	2004	51	Director

Bobby W. Sandage, Jr., Ph.D.	2005	56	Director

Philip J. Young	2007	52	President, Chief Executive Officer and Director

Christian Hansen, Ph.D.	2004	43	Former Director

Florian Schönharting, M.Sc.	2004	41	Former Director

Christopher B. Wood, M.D.	2006	64	Former Director
John M. Barberich, Chairman of the Board of Directors
John M. Barberich was appointed a director and Chairman of the Board of Directors of the Company on December 29, 2009. Mr. Barberich has been a consultant to biotech related companies since 2003 and since September 2005 has been a Financial Advisor to Nordic Biotech Advisors ApS, a firm that provides investment advisory services to Nordic Biotech K/S and Nordic Biotech Opportunity Fund, security holders in the Company. Prior to 2003, Mr. Barberich served as Vice President and Chief Financial Officer of three biopharmaceutical companies: Omrix Biopharmaceuticals (now part of Johnson & Johnson), Scriptgen Pharmaceuticals (now known as Anadys Pharmaceuticals) (NASDAQ: ANDS) and ACADIA Pharmaceuticals (NASDAQ: ACAD). Mr. Barberich was appointed in connection with an agreement entered into with Nordic Biotech Advisors ApS. For more details on this arrangement, see the discussion below under the caption “Certain Relationships and Related Transactions.” Mr. Barberich’s financial expertise and executive leadership experience with biotech related companies are among the qualifications he brings to the Board and his service as a director of the Company.
Jeremy Curnock Cook, Executive Chairman, Bioscience Managers Limited
Jeremy Curnock Cook has been Chairman of International Bioscience Managers limited, a corporate advisory and investment management firm since August 2000. Managing Director of IB Australian Bioscience Fund Pty Ltd, and Director of several companies in the life science sector, including Biocompatibles International PLC, Aegera Therapeutics Inc, Hunter Immunology Ltd. Previously, he served as Managing Director of Rothschild Bioscience Unit where he worked from 1987 until his retirement in 2000. He founded The International Biochemicals Group Ltd in 1975, serving as its Managing Director until 1987, and selling it to Royal Dutch Shell in 1985. Other directorships have included: AMRAD Corporation of Australia; Cantab Pharmaceuticals PLC; Inflazyme Pharmaceuticals; GlycoDesign Therapeutics; Sirna Therapeutics; Sugen Inc; Targeted Genetics Inc; and Vernalis PLC. Mr Curnock’s business expertise and executive leadership experience with life science and pharmaceutical companies are among the qualifications he brings to the Board and his service as a director of the Company.
Klaus Eldrup-Jørgensen, M.D., President and Chief Executive Officer, ISG A/S; Former Chairman of the Board of Directors
Klaus Eldrup-Jørgensen, M.D., was our Chairman between November 2003 through December 2009. From May 2003 through October 2003 he was also our interim Chief Executive Officer. Dr. Eldrup-Jørgensen is currently one of the founders and the President and Chief Executive Officer of the high-tech company ISG A/S. Previously he held senior positions in a number of companies, including Novo Nordisk A/S, Dako A/S and Nordic Bioscience A/S. Dr. Klaus Eldrup Jørgensen presently serves on the board of two biotech venture funds, Seed Capital Denmark A/S and Symbion Capital A/S. Dr. Eldrup-Jørgensen’s business expertise and executive leadership experience in the biotech industry are among the qualifications he brings to the Board and his service as a director of the Company.

Bobby W. Sandage, Jr., Ph.D., Executive Vice President, Research and Development and Chief Scientific Officer, Indevus Pharmaceuticals, Inc.
Bobby W. Sandage Jr., Ph.D. has been Executive V.P., Research and Development and Chief Scientific Officer of Indevus Pharmaceuticals, Inc. since 1995. He joined Indevus in 1991 following senior development positions within the cardiovascular R&D division of DuPont Merck Pharmaceutical Company. Dr. Sandage was previously affiliated with the Medical Department of DuPont Critical Care, most recently as associate medical director. Dr. Sandage is adjunct professor in the Department of Pharmacology at the Massachusetts College of Pharmacy. Dr. Sandage received his Ph.D. in Clinical Pharmacy from Purdue University and a B.S. in Pharmacy from the University of Arkansas. Dr. Sandage’s scientific and technical expertise and pharmaceutical industry experience as relates to pharmaceutical development are among the qualifications he brings to the Board and his service as a director of the Company.
Philip J. Young, President and Chief Executive Officer
Mr. Young has been our President and Chief Executive Officer since May 1, 2007. He was elected to our board of directors on June 7, 2007. Prior to joining us, Mr. Young served as Executive Vice President of Commercial Operations and Chief Business Officer of Insmed, Inc. from April 2004 until March 2007. Previously, Mr. Young served as President and Chief Operations Officer for AGY Therapeutics and as Chief Executive Officer of GanTech International from 2000 until 2004. From 1998 until 2000, Mr. Young was Vice President and General Manager of Neurex Pharmaceuticals. Before joining Neurex, Mr. Young was Business Director and General Manager of the Peptide Hormones Division at Pharmacia (a division of Pfizer). Mr. Young earlier served for seven years at Genentech, where he was the Product Manager of Growth Hormone Products. Mr. Young has a B.S. in Sociology from James Madison University. Mr. Young’s business expertise and pharmaceutical industry experience as relates to executive management and business operations are among the qualifications he brings to the Board and his service as a director of the Company.
Christian Hansen, Ph.D., Co-Founder and Partner, Nordic Biotech K/S
Christian Hansen, Ph.D. has been a partner of Nordic Biotech K/S since he co-founded it in June 2001. Previously, from 2000 to 2001, Dr. Hansen was co-President of the Protein Pharmaceuticals Division of Maxygen, Inc. From 1999 to 2000, Dr. Hansen was the founder and co-CEO of ProFound Pharma A/S, a company focused on developing second generation protein pharmaceuticals. From 1992 to 1999, Dr. Hansen worked in various positions at Novo Nordisk A/S, including as Director of Intellectual Property Strategy. Dr. Hansen holds an M.Sc. in chemical engineering from the Technical University of Denmark and a Ph.D. in molecular biology/biochemistry undertaken at the Institut Pasteur, Paris, and the University of Salamanca, Spain, as well as a MBA from the Edinburgh Business School. He is currently a director of Curalogic A/S. Dr. Hansen’s engineering and scientific expertise and pharmaceutical industry experience as relates to executive management and pharmaceutical development are among the qualifications he brings to the Board and his service as a director of the Company.
Florian Schönharting, M.Sc., Co-Founder and Partner, Nordic Biotech K/S
Florian Schönharting has been a partner of Nordic Biotech K/S since he co-founded it in June 2001. Previously, Mr. Schönharting was with Bank Invest Asset Management, a Danish private & public equity group, for approximately ten years, most recently as managing director in charge of biotech investments. During his tenure with BankInvest, Mr. Schönharting executed some 20 investments, including Biomarin, Genmab, Profound Pharma (Maxygen Inc.), Bavarian Nordic, Pharmexa, Pyrosequencing and Glyko Biomedical. Mr. Schönharting earned a master’s degree in business economics (finance) from the Copenhagen Business School, and was given the McKinsey & Co award for best-of-year student. Florian Schönharting is currently a member of the board of directors of the Danish Venture Capital Association and the Danish Corporate Governance Association. Mr. Schönharting’s business and financial expertise and biotech industry experience with respect to executive management and investment strategy are among the qualifications he brings to the Board and his service as a director of the Company.
Christopher B. Wood, M.D., Chairman, BioMed (UK), Ltd.
Christopher B. Wood, M.D. has been Executive Chairman of BioMed (UK), Ltd. since November 2007. From January 1999 through October 2007, Dr. Wood was Chairman and Chief Executive Officer of Bioenvision, Inc. Previously Dr. Wood was chairman of the board of Eurobiotech, Inc., and before then served as a specialist surgeon in the National Health Service in the United Kingdom. For approximately 12 years Dr. Wood was a specialist surgeon at The Royal Postgraduate Medical School, London, England. Dr. Wood holds an M.D. from the University of Wales School of Medicine and is a fellow of the Royal College of Surgeons of Edinburgh. Dr. Wood’s medical and scientific expertise and executive leadership experience in the biotech industry are among the qualifications he brings to the Board and his service as a director of the Company.

BOARD AND COMMITTEE MEETINGS
Our board of directors held four meetings during fiscal year ended December 31, 2009. One director, Mr. Sandage, attended fewer than 75% of the meetings of the board. No other director attended fewer than 75% of the meetings of the board and any committee of which the director was a member. Our board of directors has an Audit Committee and a Compensation Committee.
We do not have a policy with regard to board members’ attendance at annual meetings of stockholders. No board members attended last year’s annual meeting.
Independence of Directors
Each of our directors, other than Philip J. Young, our President and Chief Executive Officer, qualify as “independent directors” under applicable standards and has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by our directors and us with regard to each director’s business and personal activities as they may relate to us and our management.
Board Leadership Structure
The Board has determined that having an independent director serve as Chairman of the Board is in our best interests and those of our stockholders; consequently, the roles of Chairman of the Board and principal executive officer are currently separated. Our Chairman of the Board is currently John M. Barberich and our principal executive officer is currently Philip J. Young, our President and Chief Executive Officer. An executive session conducted with solely independent directors generally takes place at each regularly scheduled meeting of the Board.
Board Role in Risk Oversight
The Board of Directors is responsible for overseeing the Company’s risks. In carrying out this responsibility, the Board evaluates the most critical risks relating to our business, allocates responsibilities for the oversight of risks among the full Board and its committees, and ensures that management has established effective systems and processes for managing the Company’s risks. Additionally, because risk is inherently present in the Company’s strategic decisions, the Board analyzes risk on an ongoing basis in connection with its consideration of specific proposed actions.
While the Board is responsible for oversight, management is responsible for identifying and communicating risk to the Board. Management fulfills this obligation in a variety of ways, including its establishment of appropriate and effective internal processes for the identification of risk. Management may report its findings to the full Board or its committees. Committees of the Board play an important role in risk oversight, including the Audit Committee, which oversees our processes for assessing risks and the effectiveness of our internal controls, and the Compensation Committee, which oversees risks present in the Company’s compensation programs. Committees, to the extent that they deem appropriate, report their findings and deliberations with respect to risk to the full Board.
In fulfilling its duties, the Audit Committee oversees and works in conjunction with our independent registered public accounting firm. The Audit Committee is responsible for making examinations as necessary to monitor corporate financial reporting and the internal and external audits of the Company, reporting to the Board the results of such examinations and recommending changes that may be made in the Company’s internal accounting controls. The Compensation Committee, with the assistance of its compensation consultants, periodically reviews the Company’s compensation policies and profile with management to ensure that executive compensation incentivizes its executive officers to meet the Company’s goals and strategic objectives.
Compensation Committee
For 2009, our board of directors appointed Klaus Eldrup-Jørgensen, Christian Hansen and Christopher B. Wood to our compensation committee. Our compensation committee has the responsibility to make recommendations to our board of directors with respect to all forms of compensation paid to our executive officers, members of our board of directors, to such other officers as directed by our board of directors, and any other compensation matters as from time to time directed by our board of directors. Our compensation committee met once in January 2009. Our compensation committee does not currently have a charter at this time.

Audit Committee
Our audit committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our audit committee assists our board of directors by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. For 2009, our board of directors had appointed Christopher B. Wood, Klaus Eldrup-Jørgensen and Bobby W. Sandage, Jr. to our audit committee. Each of the members meets the independence requirements and standards currently established by the SEC. Our board of directors has designated the chairman of our audit committee, Christopher B. Wood, as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC because he has considerable experience overseeing the chief financial officer at a U.S. public biotechnology company. Our audit committee does not currently have a charter at this time.
On December 29, 2009, in connection with the securities purchase agreement detailed in “Certain Relationships and Related Transactions”, Christopher B. Wood resigned from the Board. On January 20, 2010, the Board appointed John M. Barberich as the Chairman of the Audit Committee. Our board of directors has designated John M. Barberich as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC because he has served as Vice President and Chief Financial Officer of three biopharmaceutical companies.
Our audit committee is responsible for retaining and, as necessary, terminating the independent auditors; reviewing, on an annual basis, the qualifications, performance and independence of the independent auditors; and pre-approving audit and non-audit services to be performed by the auditors and related fees. In performing all of these functions, our audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and the independent auditors, who, in their report, express an opinion on the conformity of the our annual financial statements to generally accepted accounting principles. Our audit committee met twice in 2009.
The Board as a whole has elected to retain for itself the functions of the nominating and governance committee.
Review of our Audited Financial Statements for the Fiscal Year ended December 31, 2009
In discharging its oversight responsibility as to the audit process, our audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2009 with management and the independent registered public accounting firm Witt Mares LLC.
Our audit committee discussed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our audit committee also received and discussed the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. Our audit committee also considered with the independent auditors whether the provision of non-audit services during the fiscal year ended December 31, 2009 was compatible with the independent auditors’ independence.
Based on these reviews and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.
AUDIT COMMITTEE

John M. Barberich, Chairman
Klaus Eldrup-Jørgensen
Bobby W. Sandage, Jr.

Nomination Process
The Our Board as a whole has elected to retain for itself the functions of the nominating and governance committee, and therefore does not have a standing nominating committee. Each director of our Board participates in the consideration of director nominees. In identifying and evaluating individuals, including individuals proposed by stockholders, our Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of our directors are independent under applicable rules and at least one of them qualifies as an “audit committee financial expert” under SEC rules and regulations. Nominees for director are selected based on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time to Board duties.
In the ordinary course, absent special circumstances or a material change in the criteria for board membership, our Board will re-nominate incumbent directors who continue to be qualified for board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, our Board will seek out potential candidates for board appointment who meeting the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from our Board, our senior management, stockholder nominations, and, if our Board deems appropriate, a third-party search firm. Our Board will evaluate each candidate’s qualifications and check relevant references. Candidates meriting serious consideration will then meet with the members of our Board, which will evaluate which of the prospective candidates is qualified to serve as a director and whether such candidate should be appointed to fill a vacancy or presented for the approval of stockholders, as appropriate.
Our Board believes that the interests of the stockholders are best served by a Board of Directors whose members collectively have a diverse balance of experience, skills and characteristics as appropriate to our business because it encourages a full discussion on Board topics from a variety of viewpoints and with the benefit of many different experiences. Although we do not have a policy regarding diversity, in looking for a candidate who will best meet the particular needs of the Board at the time, our Board does consider whether specific skills, background and work experience of a candidate would add to and complement the existing viewpoints represented by the present members of our Board. Our Board believes that the current Board composition does represent a diversity of experience and skills appropriate to our business.
PROCESS FOR SENDING COMMUNICATIONS TO OUR BOARD OF DIRECTORS.
Our board of directors maintains a process for stockholders to communicate with the board. Stockholders wishing to communicate with our board of directors or any individual director must mail a communication addressed to the board or the individual director to the Board of Directors of Osteologix, Inc., 4415 Cox Road, Glen Allen, VA 23060. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full board of directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.
Nomination by Stockholders
Our board of directors accepts director nominations made by stockholders. Our board of directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our board of directors, certain factors may be weighed more or less heavily. In considering candidates for our board of directors, they evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.
Our By-Laws include a provision that permits a stockholder of record that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the board of directors. In general, such a submission must be received by our corporate secretary at our principal office 30 days prior to the filing of our proxy statement before the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:
•	The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.
If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.
CERTAIN INFORMATION RELATED TO EXECUTIVE OFFICERS
Set forth below is the name of our sole executive officer as of April 26, 2010.

Name	Age	Position

Philip J. Young	52	President and Chief Executive Officer
EXECUTIVE OFFICERS
Our sole executive officer is appointed at the discretion of our board of directors with no fixed term. There are no family relationships between or among our executive officer and directors.
There are no agreements or understandings for our executive officer or directors to resign at the request of another person and neither our executive officer nor our directors are acting on behalf of or will act at the direction of any other person.
Philip J. Young, President and Chief Executive Officer
See biographical information set forth above under “Board of Directors.”

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning compensation by the sole person who served as the Chief Executive Officer during 2008 and 2009. We have no other executive officers.

			Warrant and
			Option	All Other
Name	Salary	Bonus	Awards(1)	Compensation		Total
Philip J. Young (2) President and Chief Executive Officer 2009	$367,500	$73,500	$140,196	$33,355	(3)	$614,551
2008	367,500	64,312	147,546	25,800		605,158

(1)	The grant date fair value of warrant and option awards are based on a Black-Scholes option pricing model as used in our consolidated financial statements pursuant to FASB ASC Topic 718. The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of our common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years. For financial reporting purposes, in 2008 [and 2009] we used an estimated forfeiture rate of 15% for the stock options granted. This estimated forfeiture rate has not been included in the balances in the table because the forfeiture rate is an overall estimate for the organization as a whole and cannot be attributed to the anticipated forfeiture of the options granted to specifically to any of our executive officers.

(2)	Mr. Young was hired as President and Chief Executive Officer effective May 1, 2007 with a 2007 annual salary of $350,000 which was increased to $367,500 by the Board for 2008 and 2009.

(3)	We paid $1,275 per month for Mr. Young in the form of an auto lease payment allowance and reimbursed all auto maintenance and operating expenses, which together with the lease payment allowance aggregated $18,169. We paid insurance premiums aggregating $15,186 on life insurance and disability insurance policies. These amounts were paid on behalf of Mr. Young under the terms of his Employment Agreement dated April 3, 2007.
Additional information regarding the fair value of warrant and option awards in the Summary Compensation Table is contained in the table below:

		Number of
		Securities		Exercise	Grant Date	Fair Value
		Underlying		Price of	Fair Value of	Recognized under
		Warrants or		Warrants or	Warrants or	FASB ASC Topic
		Options		Options	Options	718
Name	Grant Date	(#)		($/share)	($)	($)

Philip J. Young	5/1/2007	1,000,000	(1)	$1.20	$613,017	2009	$136,226
						2008	$147,546

Philip J. Young	1/11/2009	200,000	(2)	$0.12	$15,891	2009	$3,970

(1)	The options granted to Mr. Young vest over a period of four years and seven months, with options to purchase 125,000 shares vesting on December 1, 2007, and the remaining 875,000 shares vesting monthly thereafter over the next 48 months (approximately 18,229 shares vest per month).

(2)	The options granted to Mr. Young vest over a period of four years vesting monthly over 48 months (approximately 4,167 shares vest per month).

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL
We have not adopted any retirement, pension or profit sharing or other similar programs for the benefit of our directors, officers and/or employees.
On April 3, 2007, we entered into an employment agreement with Mr. Philip J. Young, which was subsequently amended on December 12, 2007 and June 5, 2008 (the “Employment Agreement”), pursuant to which Mr. Young began serving as our President and Chief Executive Officer on May 1, 2007. The Employment Agreement also provides that Mr. Young shall serve as one of our directors to the extent elected or appointed from time to time. The Employment Agreement provides for an initial employment term of one year with the option for successive one year renewal terms. Pursuant to the terms of the Employment Agreement, Mr. Young’s annual salary was initially $350,000, which was increased to $367,500 effective January 1, 2008. In addition, Mr. Young is eligible to receive an annual bonus of up to 35% of his annual base salary at the discretion of our board of directors upon the achievement by Mr. Young of certain annual performance criteria to be established by our board of directors. On January 11, 2009, the Board approved an increase to Mr. Young’s maximum potential annual performance bonus for the fiscal year ended December 31, 2009 to 40% of Mr. Young’s 2009 base salary which remained at $367,500. The Employment Agreement also provided that we grant to Mr. Young, under our 2006 Stock Incentive Plan, options to purchase 1,000,000 shares of our common stock which vest over approximately a 4 1/2 year period that began on May 1, 2007. If we terminate Mr. Young’s employment without cause, or if Mr. Young terminates his employment as a result of a change-in-control that occurs to us, Mr. Young will receive severance benefits of twelve months of base salary and twelve months of benefits continuation.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides certain information with respect to outstanding stock warrants and options as of December 31, 2009:

Warrant and Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Warrants and	Warrants and	Warrant or	Warrant or
	Options	Options	Option Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($/share)	Date

Philip J. Young (1)	570,425	429,575	$1.20	4/30/2017

Philip J. Young (2)	49,966	150,034	$0.12	12/31/2018

(1)	The options granted to Mr. Young vest over a period of four years and seven months, with options to purchase 125,000 shares vesting on December 1, 2007, and the remaining 875,000 shares vesting monthly thereafter over the next 48 months (approximately 18,229 shares vest per month).

(2)	The options granted to Mr. Young vest over a period of four years vesting monthly over 48 months (approximately 4,167 shares vest per month).

EQUITY COMPENSATION PLAN INFORMATION
The purpose of our equity incentive plan is to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentive to employees, directors and consultants to promote the success of our business. On May 2, 2006, our board of directors adopted our equity incentive plan. On March 28, 2007, our board of directors approved an amendment to our equity incentive plan which increased the number of shares available for award thereunder to 2,400,000 from 1,122,762. Our equity incentive plan, as amended, was approved by a majority of our outstanding shares of common stock on April 18, 2007. Our board of directors believes that the grant of options is a highly effective way to align the interests of management with those of our stockholders and provides a cost-effective means of recognizing employee contributions to our success.
Our equity incentive plan provides for grants of options to purchase common stock to our officers, directors, employees and consultants. A total of 2,400,000 shares of common stock have been reserved for issuance under our equity incentive plan, and as of April 26, 2010, options to purchase 330,000 shares are outstanding thereunder.
Prior to the adoption of the Plan, Osteologix A/S granted its officers, directors and consultants warrants to purchase its common stock. Concurrent with the merger transaction on May 24, 2006, these warrants were exchanged for warrants to purchase our common stock at the same exchange ratio as received by the shareholder of Osteologix A/S. After the exchange, 979,307 warrants to purchase common stock were issued. 225,240 of these warrants remain outstanding as of April 26, 2010.
We have also granted options to purchase shares of our common stock outside of our equity incentive plan. These options do not qualify for incentive stock option status, and have been granted to members of our board of directors. A total of 510,000 options have been granted outside of our equity incentive plan and remain outstanding as of April 26, 2010.
The following table provides certain information with respect to all of our equity issuances and equity compensation plans in effect as of December 31, 2009.

			Number of securities
	Number of securities	Weighted-average	remaining available for
	to be issued upon	exercise	future issuance under equity
	exercise of	price of outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities
	warrants and rights	and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,360,000	$0.99	1,040,000
Director Equity compensation program not approved by security holders	735,240	$0.94	—

Total	2,095,240	$0.98	1,040,000

DIRECTOR COMPENSATION
The following table shows the compensation received by the non-employee members of our board of directors for the year ended December 31, 2009:

	Fees		Warrant and
	Earned or	Stock	Option
Name	Paid in Cash (1)	Awards	Awards (2)	Total
Klaus Eldrup-Jørgensen, Chairman (3)	$41,500	—	$11,598	$53,098
Jeremy Curnock Cook (4)	$22,000	—	$10,772	$32,772
Christian Hansen (5)	—	—	—	—
Bobby W. Sandage, Jr. (6)	$22,000	—	$11,598	$33,598
Florian Schönharting (5)	—	—	—	—
Christopher B. Wood (7)	$31,500	—	$11,598	$43,098
John M. Barberich (8)	—	—	—	—

(1)	Members of our board of directors are currently entitled to receive their base compensation as a cash payment at the end of each quarter.

(2)	The grant date fair value of warrant and option awards are based on a Black-Scholes option pricing model as used in our consolidated financial statements pursuant to FASB ASC Topic 718. The Black-Scholes option pricing model reflects certain assumptions regarding variable factors such stock price volatility and the term of the option. Stock options have value to the recipient only as a result of appreciation in the price of our common stock. For the purposes of establishing the value shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 4.5% to 5.0%, volatility factor of 70%, and an expected life of the options of three to six years.

(3)	Mr. Eldrup-Jørgensen has 286,896 options outstanding as of December 31, 2009.

(4)	Mr. Cook has 90,000 options outstanding as of December 31, 2009

(5)	Dr. Hansen and Mr. Schönharting have elected to waive receipt of compensation as directors.

(6)	Mr. Sandage has 188.965 options outstanding as of December 31, 2009.

(7)	Mr. Wood has 140,000 options outstanding as of December 31, 2009.

(8)	On December 29, 2009, the Board, upon the request of Nordic, elected John M. Barberich as a director, effective immediately. Although Mr. Barberich did not receive any compensation in 2009, he will be entitled to receive cash compensation and receive grants of options to purchase shares of the Company’s common stock for his service as a director, Chairman of the Board and for serving on any Board committees to which he may be appointed, as determined by the Board or its compensation committee from time-to-time.

Additional information regarding the fair value of warrant and option awards in the Director Compensation Table is contained in the table below:

					Grant Date	Fair Value
		Number of Securities		Exercise Price	Fair Value of	Recognized
		Underlying Warrants or		of Warrants or	Warrants or	under
		Options (1)		Options	Options	SFAS 123R
Name	Grant Date	(#)		($/share)	($)	($)
Klaus Eldrup-Jørgensen	10/5/2006	25,000	(1)	$1.20	$19,889	$4,973
Klaus Eldrup-Jørgensen	1/10/2008	25,000	(1)	$0.93	$23,338	$5,831
Klaus Eldrup-Jørgensen	1/11/2009	40,000	(3)	$0.12	$3,178	$794
Jeremy Curnock Cook	11/9/2006	25,000	(1)	$1.00	$16,585	$4,147
Jeremy Curnock Cook	1/10/2008	25,000	(1)	$0.93	$23,338	$5,831
Jeremy Curnock Cook	1/11/2009	40,000	(3)	$0.12	$3,178	$794
Bobby W. Sandage, Jr.	5/24/2006	48,965	(2)	$1.03	$35,744	$5,117
Bobby W. Sandage, Jr.	10/5/2006	25,000	(1)	$1.20	$19,889	$4,973
Bobby W. Sandage, Jr.	1/10/2008	25,000	(1)	$0.93	$23,338	$5,831
Bobby W. Sandage, Jr.	1/11/2009	40,000	(3)	$0.12	$3,178	$794
Christopher B. Wood	10/5/2006	25,000	(1)	$1.20	$19,889	$4,973
Christopher B. Wood	1/10/2008	25,000	(1)	$0.93	$23,338	$5,831
Christopher B. Wood	1/11/2009	40,000	(3)	$0.12	$3,178	$794

(1)	The options vest over four years beginning at the end of the month following the six month anniversary of the grant date. After the six month anniversary of the grant date, the options vest monthly for the following 42 months.

(2)	The warrants to purchase shares of our common stock that were granted to Dr. Sandage on May 24, 2006 replaced warrants to purchase stock of Osteologix A/S, a Danish company that was merged into our predecessor company. Dr. Sandage received the same exchange ratio for his warrants that the stockholder of Osteologix A/S did for its stock in the exchange of shares for shares of our common stock. Vesting of the warrant to purchase common stock was the same as when the warrant was initially granted. The grant date fair value of warrants shown in the column represents the incremental fair value of the warrants as of the exchange date.

(3)	The options vest monthly over four years beginning on the vesting date.

Board members are paid quarterly in arrears. Our compensation committee adopted a schedule for compensation of members of our board of directors as follows, which was unchanged throughout 2009:

Annual retainer	$10,000
Additional retainer for Chairman	$12,000
Fee per each regularly scheduled meeting	$3,000
Additional annual retainer for Audit Committee chairman	$8,000
Additional annual retainer for Audit Committee member	$6,000
Additional annual retainer for Compensation Committee	$1,500
Directors are also reimbursed for any out-of-pocket expenses incurred in attending board meetings or other company business.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS
The following table sets forth as of April 26, 2010, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the our common stock; (ii) each director and nominee for election to our board of directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated, and have an address at c/o Osteologix, Inc., 4415 Cox Road, Glen Allen, VA 23060.

		Number of
	Number of	Shares with	Total Shares
	Shares	Right to	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Acquire	Owned (1)	Class
Christian Hansen, Ph.D. (2)	20,155,793	—	20,155,793	64.0%
Florian Schönharting, M.Sc. (3)	20,155,793	—	20,155,793	64.0%
Nordic Biotech K/S Oestergade 5,3 DK-1100, Copenhagen, Denmark	20,155,793	—	20,155,793	64.0%
Entities and persons affiliated with Burlingame Equity Investors (5) 1 Market Street Spear Tower, Suite 3750 San Francisco, California 94105	2,182,576	—	2,182,576	7.4%
Jeremy Curnock Cook (4)	2,015,904	43,590	2,059,494	6.5%
BML Healthcare I, LP 243 Knightsbridge London, United Kingdom SW7 IDN	1,914,000	—	1,914,000	6.1%
Klaus Eldrup-Jørgensen, M.D.	187,953	247,007	434,960	1.4%
Philip J. Young	—	702,735	702,735	2.2%
Bobby W. Sandage, Jr., Ph.D.	145,331	149,076	294,407	*
Christopher B. Wood, M.D.	153,164	97,674	250,838	*
John M. Barberich	—	8,734	8,734	*

All Directors and Officers (5 people)	2,349,188	1,151,142	3,500,330	11.1%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted. Except as indicated in this table or the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)	Christian Hansen is a general partner of Nordic Biotech K/S and holds voting and dispositive power for the 20,155,793 shares owned by Nordic Biotech K/S. Dr. Hansen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(3)	Florian Schönharting is a general partner of Nordic Biotech K/S and holds voting and dispositive power for the 20,155,793 shares owned by Nordic Biotech K/S. Mr. Schönharting disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4)	Jeremy Curnock Cook is Executive Director of Bioscience Managers Limited, which has voting and dispositive power for the 1,914,000 shares owned by BML Healthcare I, LP. Mr. Cook disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(5)	Pursuant to Schedule 13G/A filed with the SEC on February 16, 2010, this number includes 1,136,802 shares held by Burlingame Equity Investors, LP (the “Onshore Fund), 122,350 shares held by Burlingame Equity Investors II, LP (the Onshore Fund II), 734,531 shares held by Burlingame Special Opportunities III, LP (the “BSO III Fund”), and 188,893 shares held by Burlingame Equity Investors (Offshore) Ltd. (the “Offshore Fund”). Burlingame Asset Management (“BAM”), as the general partner of Onshore Fund, Onshore Fund II and BSO III Fund, and the investment manager of the Offshore Fund, may be deemed to beneficially own the 2,182,576 shares owned by them. Blair E. Sanford, as the managing member of BAM, may be deemed to beneficially own the 2,182,576 shares beneficially owned by BAM.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based on our review of copies of Forms 3, 4 and 5 filed with the SEC or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2009, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except Mr. Barberich, who filed a Form 3 late.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.
From January 1, 2008 to the present, there have been two transactions in which the amount involved exceeded one percent (1%) average of our total assets at year end for our past two completed fiscal years to which Osteologix was a party and in which any executive officer, director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or has a direct or indirect material interest other than compensation agreements and other arrangements, that are described where required under “Executive Compensation.” Further information on these transactions is as follows:
On December 29, 2009, we entered into a securities purchase agreement with Nordic Biotech Opportunity Fund K/S, an affiliate of Nordic Biotech K/S, the Company’s largest shareholder for the sale of 1,992,448 shares of common stock for an aggregate purchase price of $1,000,000, or approximately $0.5019 per share, the 10 day volume weighted average closing price of the Company’s common stock as of the end of trading on December 28, 2009. This transaction closed on January 7, 2010. Under the Purchase Agreement, for as long as Nordic is the beneficial owner of at least 20% of the outstanding shares of the Company’s common stock, the size of the Company’s Board of Directors may not exceed seven persons, and Nordic will have the right to cause the appointment of up to three members of the Board. The terms and conditions of the offering were approved by an offering committee comprised of three independent directors which was formed by the Board in connection with the Offering. On December 29, 2009, in connection with the Offering, Christian Hansen, Florian Schönharting and Christopher B. Wood resigned from the Board. Following these resignations, on December 29, 2009, the Board, upon the request of Nordic, elected John M. Barberich as a director, effective immediately. The Board also appointed Mr. Barberich to serve as the Chairman of Board and fixed the size of the Board at five members.
On March 27, 2008, we entered into a securities purchase agreement with two investors for the sale of an aggregate of 2,015,151 units, each unit consisting of two shares of the Company’s common stock and one common stock purchase warrant with an exercise price equal to $1.32 per share and an expiration date of September 30, 2009. This transaction closed on April 17, 2008. The purchase price was $2.64 per unit for an aggregate purchase price of $5,320,000. Nordic Biotech Opportunity Fund K/S, an affiliate of Nordic Biotech K/S, our largest shareholder, purchased 1,515,151 units. An unaffiliated investor purchased the other 500,000 units. This transaction was approved by a committee of our board of directors consisting only of disinterested directors.
INDEMNIFICATION
Our Certificate of Incorporation limits the liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our By-Laws provide that we shall indemnify our directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.
CODE OF ETHICS
We currently do not have a formal code of ethics. We intend to adopt a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We intend to adopt such formal code during the 2010 fiscal year if we approach meeting the listing standards of a national stock exchange. It is the view of management and our board of directors that, despite there being no existence of a formal ethics policy, all of our directors, officers and employees should adhere to the highest ethical standards and practices.

PROPOSAL 1
ELECTION OF DIRECTORS
Five director nominees are seeking to be elected at our annual meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by our board of directors to fill any such vacancy. The director nominees include:
(1) John M. Barberich,
(2) Jeremy Curnock Cook,
(3) Klaus Eldrup-Jørgensen, M.D.,
(4) Bobby W. Sandage, Jr., Ph.D.,
(5) Philip J. Young.
Our executive officers will vote the proxies “FOR” the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to our annual meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE FIVE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Witt Mares, PLC served as our independent registered public accounting firm for the audit of our financial statements for the fiscal year ended December 31, 2009. Our audit committee has appointed Witt Mares, PLC. to continue as our independent auditors for the fiscal year ending December 31, 2010.
The following table presents fees for professional services rendered by Witt Mares, PLC for all professional services which they have provided to us.

For the fiscal year ended
December 31, 2009
Audit fees	$50,000
Audit-related fees	—
Tax fees	2,000
All other fees	—

$52,000

“Audit fees” consist of fees billed to us by Witt Mares, PLC for its review of the financial statements included in our Quarterly Reports on Forms 10-Q, its audit of the financial statements included in the our Annual Report on Form 10-K. “Tax Fees” consist of fees billed to us by Witt Mares, PLC for preparation of state and federal tax returns. There were no audit-related fees or other fees incurred on behalf of us by our independent registered public accounting firm, Witt Mares, PLC.
On April 20, 2009, the Company dismissed Weinberg & Company, P.A. (“Weinberg & Co.”) as its independent registered public accounting firm. Prior to its dismissal, Weinberg & Co. performed the audit of the Company’s financial statements for the two fiscal years ended December 31, 2008 and 2007.
The decision to change certifying accountants was approved by the Company’s Audit Committee and its Board of Directors.
Weinberg & Co.’s reports on the Company’s financial statements for each of the past two fiscal years contained an uncertainty modification that there was substantial doubt about the Company’s ability to continue as a going concern. Otherwise, such reports did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles.
During the Company’s two most recent fiscal years, and the subsequent period through April 20, 2009 (the date of dismissal of Weinberg & Co.), there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Weinberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg & Co., would have caused it to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
On April 22, 2009, the Company engaged Witt Mares, PLC as the Company’s new independent registered public accountants.
During the Company’s two most recent fiscal years, and the subsequent interim period through April 22, 2009 (the date of engagement of Witt Mares, PLC), neither the Company, nor anyone acting on its behalf, consulted with Witt Mares, PLC regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
The Company has furnished the foregoing disclosures to Weinberg & Co and Witt Mares, PLC for their review as to the correctness and completeness of such disclosures. Neither Weinberg & Co nor Witt Mares, PLC has any exception to the statements made in the foregoing disclosures.

Pre-Approval Policies and Procedures
In accordance with the SEC’s auditor independence rules, our audit committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent auditor.
Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to our audit committee for approval the recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. Our audit committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.
The fees for any services listed in a pre-approval schedule are budgeted, and our audit committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. Our audit committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not included in a pre-approval schedule must be separately pre-approved by our audit committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.
Our audit committee will not grant approval for:
•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;
•	provision by the independent auditor to us of strategic consulting services of the type typically provided by management consulting firms; or
•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.
Tax services proposed to be provided by the auditor to any of our directors, officers or employees who is in an accounting role or financial reporting oversight role must be approved by our audit committee on a case-by-case basis where such services are to be paid for by us, and our audit committee will be informed of any services to be provided to such individuals that are not to be paid for by us.
In determining whether to grant pre-approval of any non-audit services in the “all other” category, our audit committee will consider all relevant facts and circumstances, including the following four basic guidelines:
•	whether the service creates a mutual or conflicting interest between the auditor and us;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of us; and

•	whether the service places the auditor in a position of being an advocate for us.
All audit fees and tax fees were pre-approved by the audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a household. A stockholder may request that we deliver a separate copy of either document by writing to the Secretary, Osteologix, Inc., 4415 Cox Road, Glen Allen, VA 23060 or by phoning us at (804) 747-6027 and asking for Investor Relations. In the event a stockholder wants to receive separate copies of the annual report and proxy statement in the future, or a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address and phone number.
OTHER BUSINESS
Management is not aware of any matters to be presented for action at our annual meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.
AVAILABILITY OF FORM 10-K
We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2009, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact our office at 4415 Cox Road, Glen Allen, VA 23060, telephone (804) 747-6027. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free at the SEC’s website (http://www.sec.gov).
2011 STOCKHOLDER PROPOSALS
Rule 14a-4 of the SEC proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if we do not have notice of the matter at least 45 days before the date corresponding to the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the our By-Laws. Our By-Laws do not contain such an advance notice provision. For our 2011 Annual Meeting of Stockholders, stockholders must submit such written notice to our secretary on or before December 31, 2010. Our stockholders wishing to include proposals in the proxy material for the 2011 Annual Meeting of Stockholders must submit the same in writing so as to be received by our Corporate Secretary, on or before December 31, 2010. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.
WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-732-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. Our annual report on Form 10-K was mailed along with this proxy statement.
STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 30, 2010. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors
/s/ PHILIP J. YOUNG

Name:	Philip J. Young
Title:	Secretary
April 30, 2010

OSTEOLOGIX, INC. PROXY
FOR ANNUAL MEETING TO BE HELD ON June 14, 2010
The undersigned stockholder of Osteologix, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders (the “Annual Meeting”) and Proxy Statement and hereby appoints Philip J. Young proxy and attorney-in-fact with full power of substitution and revocation on behalf and in the name of the undersigned, to represent the undersigned at the 2010 Annual Meeting of Stockholders of the Company to be held on June 14, 2010, at 10:00 am Eastern Daylight time, at the Company’s offices located at 4415 Cox Road, Glen Allen, VA 23060 and at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. In the event that any other matter may properly come before the Annual Meeting, or any adjournment or postponement thereof, the proxy is authorized to vote such matter in his or her discretion. I hereby revoke all previous proxies given to vote at the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote “FOR” each proposal.
1.

Elect 5 Directors	John M. Barberich	Bobby W. Sandage, Jr

	Jeremy Curnock Cook	Philip J. Young

Klaus Eldrup-Jørgensen.

☐	FOR all nominees listed above (except those whose names or numbers have been written on the line below)	☐	WITHHOLD AUTHORITY to vote for all above nominees listed

2.	Proposal to ratify the appointment of WITT MARES, PLC, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
☐      FOR                     ☐      AGAINST                      ☐       ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OSTEOLOGIX, INC.
Date:                     , 2010

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign. This proxy card is only valid when signed and dated.